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                                                                      EXHIBIT 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Tiao Tsan Lai and Hsin Nan Lin, hereby jointly certify as follows:

a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of City Network, Inc. (the "Company");

b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.

                                       By: /s/ Tiao Tsan Lai
                                           ------------------------------
                                           Name: Tiao Tsan Lai
                                           Title: Chief Executive Officer

                                       Date: July 21, 2003

                                       By: /s/ Hsin Nan Lin
                                           ------------------------------
                                           Name: Hsin Nan Lin
                                           Title: Chief Financial Officer

                                       Date: July 21, 2003

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